EXECUTION VERSION

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LOAN MODIFICATION AGREEMENT AND AMENDMENT NO. 9 dated as of February 25, 2015 (this “Agreement”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012 (as amended, supplemented or modified prior to the date hereof, the “Credit Agreement”; and as amended by this Agreement, the “Amended Credit Agreement”), by and among Reynolds Group Holdings Inc. (“RGHI”), Pactiv LLC, Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings LLC, SIG Euro Holding AG & Co. KGaA, Closure Systems International B.V., Evergreen Packaging Inc., Reynolds Consumer Products LLC, Beverage Packaging Holdings (Luxembourg) III S.à r.l. (“BP III”), Reynolds Group Holdings Limited (“Holdings”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
A.Pursuant to the purchase agreement dated November 23, 2014 (as amended, supplemented or otherwise modified from time to time, the “SIG Purchase Agreement”), among Holdings, RGHI, BP III (collectively, the “SIG Sellers”), Onex Wizard US Acquisition Company GmbH, Onex Wizard US Acquisition II Inc. and Onex Wizard Acquisition Company I S.à r.l. (collectively, the “SIG Purchasers”), the SIG Sellers intend to sell to the SIG Purchasers the Equity Interests and other assets described in the SIG Purchase Agreement and constituting the SIG Combibloc business for aggregate consideration of €3.75 billion (with €3.575 billion payable at closing, subject to certain adjustments based upon closing date cash, indebtedness, working capital and current tax assets and liabilities, and with an additional amount up to €175 million payable depending upon the financial performance of the SIG Combibloc business in 2015 and 2016 (such additional amount, together with any post-closing purchase price adjustments or other post-closing contingent payments received by the SIG Sellers pursuant to the SIG Purchase Agreement and other Net Cash Proceeds deemed received with respect to the SIG Sale (as defined below) after the closing thereof, the “Contingent SIG Proceeds”)). The sale of the SIG Combibloc business to the SIG Purchasers pursuant to the SIG Purchase Agreement or, in the event the SIG Purchase Agreement shall terminate or the transactions contemplated thereby otherwise not be consummated, any other sale by one or more SIG Sellers of all or any portion of the SIG Combibloc business to one or more purchasers (whether related or not) in one or more transactions, is referred to herein as the “SIG Sale”.
B.    On July 28, 2014, Holdings publicly announced that it was undertaking a strategic review of its ownership of its Evergreen and Closures businesses, which could result in a decision to sell to one or more purchasers (whether related or not), or otherwise dispose of, all or any portion of one or both of such businesses in one or more transactions (each of the SIG Sale and the potential sale or other disposition of the Evergreen and/or Closures businesses being referred to as a “Disclosed Asset Sale”).
C.    Pursuant to Section 9.24 of the Credit Agreement, Holdings made a Loan Modification Offer to each U.S. Term Lender and each European Term Lender to make certain Permitted Amendments as set forth herein.
D.    Holdings has also requested that the Credit Agreement be amended to, among other things, provide that the Borrowers shall not be required to use the net cash proceeds of the Disclosed Asset Sales to prepay the Term Loans of Accepting Term Lenders (as defined below) (or, if the Accepting Term Lenders, together with the Revolving Credit Lenders party hereto constitute the Required Lenders, the Term Loans of all Term Lenders) in certain circumstances, so long as such net cash proceeds are used (i) if the consent of the Required Lenders is not so obtained, to prepay the Term Loans of Declining Term Lenders (as defined below) and (ii) to redeem, repurchase or otherwise retire Senior Secured Notes, Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes.
E.    The U.S. Term Lenders party hereto (the “Accepting U.S. Term Lenders”; each U.S. Term Lender that is not an Accepting U.S. Term Lender, a “Declining U.S. Term Lender”) are willing to agree to such amendments with respect to their U.S. Term Loans, and the European Term Lenders party hereto (the “Accepting European Term Lenders” and, together with the Accepting U.S. Term Lenders, the “Accepting Term Lenders”; each European Term Lender that is not an Accepting European Term Lender, a “Declining European Term Lender” and, together with the Declining U.S. Term Lenders, the “Declining Term Lenders”) are willing to agree to such amendments with respect to their European Term Loans, and the Lenders party to this Agreement are willing so to amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
F.    Credit Suisse Securities (USA) LLC will act as sole lead arranger and sole bookrunner for this Agreement and the transactions contemplated hereby.
G.    Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 2.    U.S. Term Loans and European Term Loans. (a) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Effective Date (as defined below), (i) each Accepting U.S. Term Lender shall be a Tranche B-1 U.S. Term Lender under and as defined in the Amended Credit Agreement, and its U.S. Term Loans shall be converted into Tranche B-1 U.S. Term Loans thereunder, and (ii) each Accepting European Term Lender shall be a Tranche B-1 European Term Lender under and as defined in the Amended Credit Agreement, and its European Term Loans shall be converted into Tranche B-1 European Term Loans thereunder.
(b)    Effective as of the Effective Date, (i) each Declining U.S. Term Lender shall be redesignated as a “Tranche B-2 U.S. Term Lender” under and as defined in the Amended Credit Agreement, and its U.S. Term Loans shall be redesignated as “Tranche B-2 U.S. Term Loans” thereunder, and (ii) each Declining European Term Lender shall be redesignated as a “Tranche B-2 European Term Lender” under and as defined in the Amended Credit Agreement, and its European Term Loans shall be redesignated as “Tranche B-2 European Term Loans” thereunder.
SECTION 3A. Permitted Amendments.  Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Amendment No. 9” shall mean Loan Modification Agreement and Amendment No. 9 dated as of February 25, 2015, to the Credit Agreement.
“Amendment No. 9 CP Date” shall have the meaning assigned to the term “CP Date” in Amendment No. 9.
“Amendment No. 9 Effective Date” shall have the meaning assigned to the term “Effective Date” in Amendment No. 9.
(b)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following additional defined terms in the appropriate alphabetical order therein:
“Tranche B-1 European Term Lender” shall mean a Lender with a Tranche B-1 European Term Loan.
“Tranche B-1 European Term Loans” shall mean the “Incremental European Term Loans” made pursuant to (and as defined in) Amendment No. 8 that were designated as “Tranche B-1 European Term Loans” pursuant to Amendment No. 9.
“Tranche B-1 U.S. Term Lender” shall mean a Lender with a Tranche B-1 U.S. Term Loan.
“Tranche B-1 U.S. Term Loans” shall mean the “Incremental Term Loans” made pursuant to (and as defined in) Amendment No. 8 that were designated as “Tranche B-1 U.S. Term Loans” pursuant to Amendment No. 9.
“Tranche B-2 European Term Lender” shall mean a Lender with a Tranche B-2 European Term Loan.
“Tranche B-2 European Term Loans” shall mean the “Incremental European Term Loans” made pursuant to (and as defined in) Amendment No. 8 that were designated as “Tranche B-2 European Term Loans” pursuant to Amendment No. 9.
“Tranche B-2 Term Loans” shall mean the Tranche B-2 U.S. Term Loans and the Tranche B-2 European Term Loans.
“Tranche B-2 U.S. Term Lender” shall mean a Lender with a Tranche B-2 U.S. Term Loan.
“Tranche B-2 U.S. Term Loans” shall mean the “Incremental Term Loans” made pursuant to (and as defined in) Amendment No. 8 that were designated as “Tranche B-2 U.S. Term Loans” pursuant to Amendment No. 9.
(c)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first paragraph in its entirety as follows:
“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency Tranche B-1 U.S. Term Loan, 3.50% per annum, (b) with respect to any Daily Rate Tranche B-1 U.S. Term Loan, 2.50% per annum, (c) with respect to any Eurocurrency Tranche B-2 U.S. Term Loan, 3.00% per annum, (d) with respect to any Daily Rate Tranche B-2 U.S. Term Loan, 2.00% per annum, (e) with respect to any Eurocurrency Tranche B-1 European Term Loan, 3.50% per annum, (f) with respect to any Daily Rate Tranche B-1 European Term Loan, 2.50% per annum, (g) with respect to any Eurocurrency Tranche B-2 European Term Loan, 3.25% per annum, (h) with respect to any Daily Rate Tranche B-2 European Term Loan, 2.25% per annum, (i) with respect to any Eurocurrency Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread – Revolving Loans” and (j) with respect to any Daily Rate Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread – Revolving Loans”.
(d)    The definition of the term “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “U.S. Term Loans, European Term Loans” therein with the words “Tranche B-1 U.S. Term Loans, Tranche B-2 U.S. Term Loans, Tranche B-1 European Term Loans, Tranche B-2 European Term Loans”.
(e)    The definition of the term “European Term Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“European Term Lender” shall mean a Tranche B-1 European Term Lender or a Tranche B-2 European Term Lender, or both, as the context may require.
(f)    The definition of the term “European Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“European Term Loans” shall mean the Tranche B-1 European Term Loans and the Tranche B-2 European Term Loans.
(g)    The definition of the term “U.S. Term Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“U.S. Term Lender” shall mean a Tranche B-1 U.S. Term Lender or a Tranche B-2 U.S. Term Lender, or both, as the context may require.
(h)    The definition of the term “U.S. Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“U.S. Term Loans” shall mean the Tranche B-1 U.S. Term Loans and the Tranche B-2 U.S. Term Loans.
(i)    Section 2.03 of the Credit Agreement is hereby amended by replacing the words “U.S. Term Loans, European Term Loans” in clause (i) of the second sentence thereof with the words “Tranche B-1 U.S. Term Loans, Tranche B-2 U.S. Term Loans, Tranche B-1 European Term Loans, Tranche B-2 European Term Loans”.
(j)    Section 2.04(a) of the Credit Agreement is hereby amended by replacing the words “each European Term Loan” in the third sentence thereof with the words “the applicable Class of European Term Loans”.
(a)    Section 2.07 of the Credit Agreement is hereby amended by inserting the words “Tranche B-1” immediately before the words “U.S. Term Loan” therein.
(b)    Paragraphs (i) and (ii) of Section 2.11(a) of the Credit Agreement are hereby amended and restated in their entirety as follows:
“(i)    The U.S. Term Borrowers shall pay to the Administrative Agent, on the last Business Day of each calendar quarter ending after the Amendment No. 9 Effective Date, (x) for the account of the Tranche B-1 U.S. Term Lenders, a principal amount of the Tranche B-1 U.S. Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to (A) a fraction, the numerator of which is the aggregate principal amount of Tranche B-1 U.S. Term Loans outstanding on the Amendment No. 9 Effective Date and the denominator of which is the aggregate principal amount of U.S. Term Loans outstanding on the Amendment No. 9 Effective Date, multiplied by (B) an amount equal to 0.25% of the aggregate principal amount of the U.S. Term Loans outstanding on the Amendment No. 8 Effective Date (as adjusted prior to the Amendment No. 9 Effective Date pursuant to Sections 2.12 and 2.13(f)) and (y) for the account of the Tranche B-2 U.S. Term Lenders, a principal amount of the Tranche B-2 U.S. Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to (A) a fraction, the numerator of which is the aggregate principal amount of Tranche B-2 U.S. Term Loans outstanding on the Amendment No. 9 Effective Date and the denominator of which is the aggregate principal amount of U.S. Term Loans outstanding on the Amendment No. 9 Effective Date, multiplied by (B) an amount equal to 0.25% of the aggregate principal amount of the U.S. Term Loans outstanding on the Amendment No. 8 Effective Date (as adjusted prior to the Amendment No. 9 Effective Date pursuant to Sections 2.12 and 2.13(f)).
(ii)    The European Term Borrowers shall pay to the Administrative Agent, on the last Business Day of each calendar quarter ending after the Amendment No. 9 Effective Date, (x) for the account of the Tranche B-1 European Term Lenders, a principal amount of the Tranche B-1 European Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to (A) a fraction, the numerator of which is the aggregate principal amount of Tranche B-1 European Term Loans outstanding on the Amendment No. 9 Effective Date and the denominator of which is the aggregate principal amount of European Term Loans outstanding on the Amendment No. 9 Effective Date, multiplied by (B) an amount equal to 0.25% of the aggregate principal amount of the European Term Loans outstanding on the Amendment No. 8 Effective Date (as adjusted prior to the Amendment No. 9 Effective Date pursuant to Sections 2.12 and 2.13(f)) and (y) for the account of the Tranche B-2 European Term Lenders, a principal amount of the Tranche B-2 European Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to (A) a fraction, the numerator of which is the aggregate principal amount of Tranche B-2 European Term Loans outstanding on the Amendment No. 9 Effective Date and the denominator of which is the aggregate principal amount of European Term Loans outstanding on the Amendment No. 9 Effective Date, multiplied by (B) an amount equal to 0.25% of the aggregate principal amount of the European Term Loans outstanding on the Amendment No. 8 Effective Date (as adjusted prior to the Amendment No. 9 Effective Date pursuant to Sections 2.12 and 2.13(f)).”
(c)    Section 2.12(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(e) If, prior to the date that is six months after the Amendment No. 9 Effective Date, (i) all or any portion of the Tranche B-1 European Term Loans or the Tranche B-1 U.S. Term Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence of secured term loans that are marketed or syndicated to banks and other institutional investors and the effective yield (as determined by the Administrative Agent in consultation with Holdings and in a manner consistent with generally accepted financial practice and, in any event, excluding the effect of any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate, the EONIA Rate or the EURIBO Rate) of such secured term loan financing is less than the yield (as determined by the Administrative Agent on the same basis) of the Tranche B-1 European Term Loans or the Tranche B-1 U.S. Term Loans, as the case may be, or (ii) a Tranche B-1 European Term Lender or a Tranche B-1 U.S. Term Lender must assign its Tranche B-1 European Term Loans or Tranche B-1 U.S. Term Loans, as the case may be, pursuant to Section 2.21, in each case as a result of its failure to consent to an amendment that would reduce (as determined by the Administrative Agent in consultation with Holdings) any of the interest rate margins (or other pricing-related terms) then in effect with respect to such Tranche B-1 European Term Loans or Tranche B-1 U.S. Term Loans, as the case may be, then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the European Term Borrowers, in the case of Tranche B-1 European Term Loans, or the U.S. Term Borrowers, in the case of Tranche B-1 U.S. Term Loans, in each case equal to 1.0% of the principal amount thereof; provided that this Section 2.12(e) shall not apply to any prepayment of the Tranche B-1 Term Loans upon the occurrence of a Change in Control.”
(d)    Section 2.23(a) of the Credit Agreement is hereby amended by inserting the words “of any Class” immediately following the words “European Term Loans” in clause (v) thereof.
SECTION 3B. Additional Amendments.  Effective as of the Effective Date, immediately after the effectiveness of the amendments set forth in Section 3A above, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Contingent SIG Proceeds” shall have the meaning assigned to such term in Amendment No. 9.
“Disclosed Asset Sale” shall have the meaning assigned to such term in Amendment No. 9.
“Excepted Asset Sale” shall mean any Disclosed Asset Sale for which a definitive agreement shall have been executed and delivered by the parties thereto prior to March 31, 2016.
“Excepted Asset Sale Net Cash Proceeds” shall mean, with respect to any Excepted Asset Sale, the Net Cash Proceeds thereof.
(b)    Section 2.13(b) of the Credit Agreement is hereby amended by adding the following at the end thereof:
“Notwithstanding the foregoing, Net Cash Proceeds constituting Excepted Asset Sale Net Cash Proceeds shall not be required to be used to prepay Tranche B-1 U.S. Term Loans and Tranche B-1 European Term Loans to the extent an amount equal to such Excepted Asset Sale Net Cash Proceeds (for the purpose of calculating such amount, the term “Net Cash Proceeds” shall have the meaning set forth in Section 4(d) of Amendment No. 9; except that for purposes of determining the Net Cash Proceeds (other than any Contingent SIG Proceeds) of the SIG Sale (as defined in Amendment No. 9), the first proviso following clause (a)(iv) of the definition thereof shall be disregarded) is used (x) if at the time of receipt (or, if applicable, in the case of Net Cash Proceeds with respect to which Holdings has delivered a notice to the Administrative Agent electing Reinvestment, deemed receipt) thereof the Tranche B-2 Term Loans have not been repaid in full, within four Business Days of receipt (or deemed receipt) thereof to prepay the Tranche B-2 Term Loans in accordance with this Section 2.13(b), together with all accrued and unpaid interest thereon and fees and expenses related thereto, and (y) within 120 days after the receipt (or deemed receipt) thereof, to redeem, repurchase or otherwise retire (including by depositing such Excepted Asset Sale Net Cash Proceeds in a defeasance or similar trust or arrangement for the benefit of Indebtedness that has been called for redemption or otherwise defeased, satisfied or discharged) Senior Secured Notes, Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, and to pay premiums and accrued and unpaid interest thereon and fees and expenses related thereto, it being understood that if the aggregate principal amount of Senior Secured Notes so redeemed, repurchased or otherwise retired (or otherwise defeased, satisfied or discharged)  at the end of such 120-day period (the “Senior Secured Notes Repurchased Amount”) is less than the Target Senior Secured Debt Repayment Amount (as defined below), the Borrower shall within 4 Business Days following the end of such 120-day period prepay outstanding Term Loans in accordance with Section 2.13(f) in an amount equal to the difference between the Target Senior Secured Debt Repayment Amount and the Senior Secured Notes Repurchased Amount. The “Target Senior Secured Debt Repayment Amount” shall be the aggregate principal amount of Senior Secured Notes that needs to be repurchased in order for the Senior Secured First Lien Leverage Ratio, calculated by Holdings as of the date of receipt (or deemed receipt) of such Excepted Asset Sale Net Cash Proceeds after giving pro forma effect to the Excepted Asset Sale, the application of the Excepted Asset Sale Net Cash Proceeds to prepay the Tranche B-2 Term Loans (if applicable), to repurchase such Senior Secured Notes and otherwise to repurchase Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, as contemplated in the previous sentence, and to any other event as to which pro forma recalculation is appropriate, not to exceed 3.50 to 1.00. The pro forma calculations supporting the calculation of the Target Senior Secured Debt Repayment Amount may include estimates with respect to the various components of the pro forma calculation. The calculation of the Target Senior Secured Debt Repayment Amount shall be certified by a Financial Officer of Holdings as having been prepared in good faith and shall be conclusive absent manifest error.”
SECTION 3C. European Revolver Amendments.  Effective as of the Effective Date, immediately after the effectiveness of the amendments set forth in Section 3A above, the Credit Agreement is hereby amended as follows:
(a)    The introductory statement to the Credit Agreement is hereby amended by inserting the words “and the U.S. Revolving Borrowers (as defined in Article I)” immediately following the words “together with the European Term Borrowers” therein.
(b)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Calculation Date” shall mean (a) the date of delivery of each Borrowing Request for European Revolving Loans, (b) the date on which any European Revolving Loan is made, converted or continued, (c) the date of issuance, extension or renewal of any European Letter of Credit, (d) the last Business Day of each quarter and (e) such additional dates on which the Exchange Rate is calculated as the Administrative Agent shall specify.
“Euro Equivalent” shall mean, on any date of determination, with respect to any amount denominated in a currency other than Euro, the equivalent in Euro of such amount, determined by the Agent using the Exchange Rate at the time in effect.
“Facility Fees” shall have the meaning assigned to such term in Section 2.05(a).
(c)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby further amended by (i) deleting clauses (i) and (j) thereof and adding the following in their place: “(i) with respect to any Eurocurrency U.S. Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread – U.S. Revolving Loans”, (j) with respect to any Eurocurrency European Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread – European Revolving Loans”, (k) with respect to any Daily Rate U.S. Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread – U.S. Revolving Loans” and (l) with respect to any Daily Rate European Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread – European Revolving Loans” and (ii) amending and restating the table therein in its entirety as follows:

Total Leverage Ratio	Eurocurrency Spread – U.S. Revolving Loans	Daily Rate Spread – U.S. Revolving Loans	Eurocurrency Spread – European Revolving Loans	Daily Rate Spread – European Revolving Loans
Category 1 ≥ 5.50 to 1.00	3.75%	2.75%	2.75%	1.75%
Category 2 < 5.50 to 1.00	3.50%	2.50%	2.50%	1.50%

(d)    The definition of the term “Business Day” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “or any Calculation Date” immediately following the words “denominated in Euro” in clause (b) thereof.
(e)    The definition of the term “European L/C Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“European L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding European Letters of Credit at such time denominated in Euro, plus the Euro Equivalent of the aggregate undrawn amount of all outstanding European Letters of Credit at such time denominated in Dollars and (b) the aggregate principal amount of all European L/C Disbursements denominated in Euro, plus the Euro Equivalent of the aggregate principal amount of all European L/C Disbursements denominated in Dollars, in each case that have not yet been reimbursed by or on behalf of the European Borrowers at such time. The European L/C Exposure of any European Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate European L/C Exposure at such time.
(f)    The definition of the term “European Revolving Credit Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “denominated in Euro, plus the Euro Equivalent of the aggregate principal amount at such time of all outstanding European Revolving Loans of such Lender denominated in Dollars” immediately following the words “of such Lender” therein.
(g)    The definition of the term “Fees” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “the Facility Fees,” immediately before the words “the Administrative Agent Fees” therein.
(h)    Section 1.05 of the Credit Agreement is hereby amended by inserting the following new sentence immediately before the first sentence thereof:
“On each Calculation Date, the Administrative Agent shall (a) determine the Exchange Rate as of such Calculation Date and (b) give notice thereof to the Borrower and to any Lender that shall have requested a copy of such notice. The Exchange Rate so determined shall become effective on such Calculation Date and shall remain effective until the next succeeding Calculation Date, and shall for all purposes relating to the European Revolving Credit Commitments and the extension of credit thereunder (other than as set forth below or in any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rate employed in converting amounts between Dollars and Euro.”
(i)    Section 2.01(a) of the Credit Agreement is hereby amended by inserting the words “or Dollars” immediately following the words “in a Designated Foreign Currency” in clause (ii) thereof.
(j)    Section 2.05(a) of the Credit Agreement is hereby amended by (i) inserting the words “(the “Commitment Fees”)” immediately following the words “a commitment fee” in the first sentence thereof and (ii) amending and restating the second, third and fourth sentences thereof in their entirety as follows:
“Each European Borrower, jointly and severally, agrees to pay to each European Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which any Commitment of such Lender shall expire or be terminated as provided herein, a facility fee (the “Facility Fees”) in Euro equal to 1.00% per annum on the daily amount of the European Revolving Credit Commitment (whether used or unused) of such Lender during the preceding quarter (or other period commencing with the Amendment No. 9 Effective Date or ending with the Revolving Credit Maturity Date or the date on which the Commitments of such Lender shall expire or be terminated); provided that (i) if any European Revolving Credit Exposure remains outstanding following any such expiration or termination of the European Revolving Credit Commitments, the Facility Fees with respect to such European Revolving Credit Exposure shall continue to accrue for so long as such European Revolving Credit Exposure remains outstanding and shall be payable on demand and (ii) if any European Revolving Credit Lender shall become a Defaulting Lender, the portion of such facility fee attributable to the unused amount of the European Revolving Credit Commitment of such Defaulting Lender shall cease to accrue and shall not be payable hereunder. All Commitment Fees and Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.”
(k)    Section 2.09(c) of the Credit Agreement is hereby amended by inserting the words “or the Facility Fees, as applicable,” immediately following the words “the Commitment Fees” in the second sentence thereof.
(l)    Section 2.17 of the Credit Agreement is hereby amended by inserting the words “and the Facility Fees” immediately following the words “the Commitment Fees” therein.
(m)    Section 2.22(a) of the Credit Agreement is hereby amended by inserting the words “or Dollars” immediately before the period at the end of the second sentence thereof.
SECTION 1.    Required Lender Amendments. Subject to the satisfaction of the condition set forth in Section 5(b) hereof, the Credit Agreement is hereby further amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
“Asset Sale Prepayment Date” shall mean, with respect to any Asset Sale and the Net Cash Proceeds received (or, in the case of proceeds with respect to which Holdings has delivered a notice to the Administrative Agent electing Reinvestment, deemed received) with respect thereto, the earlier of (a) the 90th day following the date on which such Net Cash Proceeds are received or deemed received, as applicable, and (b) the date on which Holdings or any of its Subsidiaries uses any of such Net Cash Proceeds to prepay or repurchase Indebtedness with Liens on the Collateral ranking pari passu with the Liens securing the Bank Obligations pursuant to an asset sale offer made in accordance with the provisions of the indenture or other agreement governing the terms of such Indebtedness.
“Reinvest” shall mean, with respect to any Asset Sale, to apply all or part of the proceeds therefrom (i) to make an investment not prohibited by Section 6.04 in any one or more businesses (provided, however, that if such investment is in the form of the acquisition of Equity Interests of a Person, such acquisition results in such Person becoming a Subsidiary if it is not already a Subsidiary), assets, or property or capital expenditures (including refurbishments), in each case used or useful in a Similar Business; or (ii) to make an investment in any one or more businesses (provided, however, that if such investment is in the form of the acquisition of Equity Interests of a Person, such acquisition results in such Person becoming a Subsidiary), properties or assets that replace the properties and assets that are the subject of such Asset Sale. The term “Reinvestment” shall have the meaning correlative thereto.
(b)    The definition of the term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first paragraph thereof and the table therein in their entirety as follows:
“Applicable Margin” shall mean, for any day, (a) with respect to any Eurocurrency U.S. Term Loan, 3.50% per annum, (b) with respect to any Daily Rate U.S. Term Loan, 2.50% per annum, (c) with respect to any Eurocurrency European Term Loan, 3.50% per annum, (d) with respect to any Daily Rate European Term Loan, 2.50% per annum, (e) with respect to any Eurocurrency U.S. Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread – U.S. Revolving Loans”, (f) with respect to any Eurocurrency European Revolving Loan, the applicable percentage set forth below under the caption “Eurocurrency Spread – European Revolving Loans”, (g) with respect to any Daily Rate U.S. Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread – U.S. Revolving Loans” and (h) with respect to any Daily Rate European Revolving Loan, the applicable percentage set forth below under the caption “Daily Rate Spread – European Revolving Loans”.

Total Leverage Ratio	Eurocurrency Spread – U.S. Revolving Loans	Daily Rate Spread – U.S. Revolving Loans	Eurocurrency Spread – European Revolving Loans	Daily Rate Spread – European Revolving Loans
Category 1 ≥ 5.50 to 1.00	3.75%	2.75%	2.75%	1.75%
Category 2 < 5.50 to 1.00	3.50%	2.50%	2.50%	1.50%

(c)    Section 2.12(e) of the Credit Agreement is hereby amended by replacing the words “Amendment No. 8 Effective Date” with the words “Amendment No. 9 Effective Date”.
(d)    The definition of the term “Net Cash Proceeds” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale, the cash proceeds (including any cash received in respect of or upon the sale or other disposition of any Designated Non-Cash Consideration received in any Asset Sale and any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding the assumption by the acquiring Person of Indebtedness relating to the disposed assets or other consideration received in any other non-cash form) net of (i) direct costs relating to such Asset Sale and the sale or disposition of such Designated Non-Cash Consideration (including legal, accounting and investment banking fees, and brokerage and sales commissions), any relocation expenses incurred as a result thereof and taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements related thereto) (it being understood that to the extent any amount to be netted under this clause (i) is not known with certainty at the time any calculation of Net Cash Proceeds is made, Net Cash Proceeds shall be calculated by netting the Borrower’s good faith estimate of the relevant amount), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities associated with the asset disposed in such transaction and retained after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) the pro rata portion of the Net Cash Proceeds thereof (calculated without regard to this clause (iii)) attributable to minority interests to the extent not available for distribution to or for the account of Holdings as a result thereof and (iv) amounts required to be applied to (x) the payment of principal, premium (if any) and interest on Indebtedness for borrowed money which is secured by such asset and which is required to be repaid with such proceeds (other than any Indebtedness assumed by the purchaser of such asset or any such Indebtedness secured by Liens on the Collateral ranking pari passu with, or junior to, the Liens securing the Bank Obligations) or (y) make any payment in respect of any Permitted Receivables Financing that is required to be made as a result of such transaction, including the related repurchase of Securitization Assets thereunder; provided, however, that, if (A) Holdings shall deliver a notice to the Administrative Agent at the time of receipt thereof electing to retain all or any portion of such proceeds for Reinvestment within 12 months of receipt of such proceeds and (B) no Default or Event of Default shall have occurred and shall be continuing at the time of delivery of such notice, such retained portion of such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 12-month period or to the extent that at any time prior to the end of such 12-month period Holdings notifies the Administrative Agent that it elects not to pursue such Reinvestment, at which time such retained portion of such proceeds shall be deemed to be Net Cash Proceeds; provided further that the aggregate cash proceeds received by Holdings or any Subsidiary in respect of the sale, transfer or other disposition of Non-Strategic Land in an aggregate amount of up to €25,000,000 shall not constitute Net Cash Proceeds; and (b) with respect to any issuance or incurrence of Indebtedness by Holdings or any Subsidiary, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.
(e)    Section 2.13(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Not later than the Asset Sale Prepayment Date with respect to any Asset Sale, the Borrowers shall apply an amount equal to 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(f); provided that (i) no such prepayment will be required until the Net Cash Proceeds in respect of Asset Sales received from and after the time of the immediately preceding prepayment under this clause (b) (or if no such prepayments have yet occurred, from the Closing Date) exceeds €20,000,000 and (ii) with respect to the Net Cash Proceeds of any Asset Sale, the Borrowers may use a portion of such Net Cash Proceeds to prepay or repurchase Senior Secured Notes with Liens on the Collateral ranking pari passu with the Liens securing the Bank Obligations to the extent any applicable Senior Secured Note Indenture requires the Borrowers to prepay or make an offer to purchase such Senior Secured Notes with the proceeds of such Asset Sale, in each case in an amount not to exceed the product of (1) the amount of such Net Cash Proceeds and (2) a fraction, the numerator of which is the outstanding principal amount of the Senior Secured Notes with a Lien on the Collateral ranking pari passu with the Liens securing the Bank Obligations and with respect to which such a requirement to prepay or make an offer to purchase exists and the denominator of which is the sum of the outstanding principal amount of such Senior Secured Notes and the outstanding principal amount of Term Loans.
Notwithstanding the foregoing, Net Cash Proceeds constituting Excepted Asset Sale Net Cash Proceeds shall not be required to be used to prepay Term Loans to the extent an amount equal to such Excepted Asset Sale Net Cash Proceeds (for the purpose of calculating the Net Cash Proceeds (other than any Contingent SIG Proceeds) of the SIG Sale (as defined in Amendment No. 9), the first proviso following clause (a)(iv) of the definition of “Net Cash Proceeds” shall be disregarded) is used, within 120 days after the receipt (or, if applicable, in the case of Net Cash Proceeds with respect to which Holdings has delivered a notice to the Administrative Agent electing Reinvestment, deemed receipt) thereof, to redeem, repurchase or otherwise retire (including by depositing such Excepted Asset Sale Net Cash Proceeds in a defeasance or similar trust or arrangement for the benefit of Indebtedness that has been called for redemption or otherwise defeased, satisfied or discharged) Senior Secured Notes, Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, and to pay premiums and accrued and unpaid interest thereon and fees and expenses related thereto, it being understood that if the aggregate principal amount of Senior Secured Notes so redeemed, repurchased or otherwise retired (or otherwise defeased, satisfied or discharged)  at the end of such 120-day period (the “Senior Secured Notes Repurchased Amount”) is less than the Target Senior Secured Debt Repayment Amount (as defined below), the Borrower shall within 4 Business Days following the end of such 120-day period prepay outstanding Term Loans in accordance with Section 2.13(f) in an amount equal to the difference between the Target Senior Secured Debt Repayment Amount and the Senior Secured Notes Repurchased Amount. The “Target Senior Secured Debt Repayment Amount” shall be the aggregate principal amount of Senior Secured Notes that needs to be repurchased in order for the Senior Secured First Lien Leverage Ratio, calculated by Holdings as of the date of receipt (or deemed receipt) of such Excepted Asset Sale Net Cash Proceeds after giving pro forma effect to the Excepted Asset Sale, the application of the Excepted Asset Sale Net Cash Proceeds to repurchase such Senior Secured Notes and otherwise to repurchase Senior Unsecured Notes, November 2013 Senior Unsecured Notes and/or Subordinated Notes, as contemplated in the previous sentence, and to any other event as to which pro forma recalculation is appropriate, not to exceed 3.50 to 1.00. The pro forma calculations supporting the calculation of the Target Senior Secured Debt Repayment Amount may include estimates with respect to the various components of the pro forma calculation. The calculation of the Target Senior Secured Debt Repayment Amount shall be certified by a Financial Officer of Holdings as having been prepared in good faith and shall be conclusive absent manifest error.”
SECTION 1.    Conditions Precedent to Effectiveness. (a) The effectiveness of this Agreement (other than the amendments to the Credit Agreement set forth in Section 4 hereof, which shall become effective as set forth in paragraph (b) below), shall occur on and as of the date of the consummation of the first Excepted Asset Sale (such date being referred to herein as the “Effective Date”); provided that the following conditions precedent shall have been satisfied or waived on or prior to such date (the date of satisfaction of such conditions precedent, the “CP Date”):
(i)    The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (u) each Loan Party, (v) the Administrative Agent, (w) each Accepting U.S. Term Lender (x) U.S. Term Lenders that collectively hold U.S. Term Loans in an aggregate principal amount of at least $400,000,000, (y) each Accepting European Term Lender and (z) European Term Lenders that collectively hold European Term Loans in an aggregate principal amount of at least €200,000,000 (provided that the conditions set forth in clauses (x) and (z) above may be waived by the U.S. Term Borrowers and the European Term Borrowers, respectively).
(ii)    Subject to the Agreed Security Principles and, in the case of the Limited Loan Parties, the limitations set forth in Schedule I, on the CP Date, (x) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the CP Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, (y) on the CP Date, no Default or Event of Default shall have occurred and be continuing, and (z) the Administrative Agent shall have received a certificate to the foregoing effect dated the CP Date and executed by a Financial Officer of Holdings.
(iii)    The Administrative Agent shall have received, not later than the date on which each of the other conditions precedent set forth in this paragraph (a) are met, payment of (x) all fees and other amounts due and payable on or prior to the CP Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers under any Loan Document, and (y) for the account of each U.S. Term Lender and European Term Lender that unconditionally executes and delivers a counterpart signature page to this Agreement at or prior to 5:00 p.m., New York City time, on February 24, 2015, an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.25% of the aggregate principal amount of the U.S. Term Loans and European Term Loans, respectively, held by such Term Lender immediately prior to the CP Date. The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.
(iv)    The Collateral Agents and each Loan Party that is not a Limited Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered on the Amendment No. 8 Effective Date), in each case subject to the Agreed Security Principles and, with respect to the Limited Loan Parties, the limitations, qualifications and other provisions set forth in Schedule I, and in each case with any modifications necessary to reflect the transactions contemplated hereby and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.
(v)    In addition, the effectiveness of the amendments to the Credit Agreement set forth in Section 3C shall also be subject to receipt of counterparts of this Agreement that, when taken together, bear the signature of each European Revolving Credit Lender.
(b) Subject to the following sentence, the amendments to the Credit Agreement set forth in Section 4 hereof shall become effective on the date (the “Section 4 Effective Date”) on which the Administrative Agent shall have received the written consent to this Agreement of Lenders constituting the Required Lenders as of such date, provided that (i) the occurrence of the CP Date shall be a condition precedent to the effectiveness of the amendments to the Credit Agreement set forth in Section 4 and (ii) if the Section 4 Effective Date occurs prior to the Effective Date, the amendments to the Credit Agreement set forth in Section 4 shall not become effective until the Effective Date. For purposes of the foregoing, the parties hereto acknowledge and agree that (x) if the Lenders executing this Agreement on or prior to the CP Date then constitute the Required Lenders, (A) the amendments to the Credit Agreement set forth in Sections 3A(a), 3B, 3C and 4 shall become effective simultaneously on the Effective Date and (B) the provisions of Sections 2 and 3A (other than Section 3A(a)) shall not become effective and shall be of no effect, such that all U.S. Term Lenders (regardless of whether any such Term Lender is an Accepting U.S. Term Lender or a Declining U.S. Term Lender) shall continue to constitute a single Class of Term Loans under the Amended Credit Agreement and all European Term Lenders (regardless of whether any such Term Lender is an Accepting European Term Lender or a Declining European Term Lender) shall continue to constitute a single Class of Term Loans under the Amended Credit Agreement and (y) if the Lenders executing this Agreement on or prior to the CP Date would constitute the Required Lenders after giving effect to the prepayment of the Tranche B-2 Term Loans as contemplated by the amendment to Section 2.13(b) of the Credit Agreement set forth in Section 3B(b) hereof, then the Section 4 Effective Date shall occur at the time on or after the Effective Date of such prepayment of the Tranche B-2 Term Loans and the amendments to the Credit Agreement set forth in Section 4 (other than the amendments set forth in Sections 4(b) and 4(c), which shall not become effective and shall be of no effect) shall become effective as of such date.
(c) The amendments to the Credit Agreement set forth in Sections 3A, 3B, 3C and 4 shall become effective at the times (and subject only to the satisfaction of the conditions) specified in Sections 5(a) and 5(b) above, respectively, without any further action or consent on the part of any party hereto or of any of its successors, transferees or assigns to or of its rights or interest in or arising under any Loan or any Loan Document. For the avoidance of doubt, the consent given by a Lender on or prior to the CP Date shall bind its successors, transferees and assigns for purposes of determining whether consent from the Required Lenders, has been obtained on the Section 4 Effective Date.
SECTION 1.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders, with respect to itself, that, as of the CP Date, this Agreement has been duly authorized, executed and delivered by such Loan Party, and, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule I, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms. The Amended Credit Agreement, subject to the Legal Reservations and, solely with respect to the Limited Loan Parties, the limitations and qualifications set forth in Schedule I, constitutes a legal, valid and binding obligation of each Loan Party party thereto enforceable against such Loan Party in accordance with its terms.
SECTION 2.    Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. None of (i) this Agreement or (ii) any other Loan Document executed and delivered in connection herewith shall constitute a novation, payment and reborrowing or complete or partial termination of the Bank Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the Effective Date. Subject to the limitations set forth in Schedule I, the Liens and security interests in favor of the Collateral Agents for the benefit of the Secured Parties securing payment of the Bank Obligations under the Credit Agreement are in all respects continuing and in full force and effect with respect to all Bank Obligations. After the date hereof, any reference in any Loan Document to the Credit Agreement shall be deemed to refer without further amendment to the Credit Agreement as amended hereby.
SECTION 3.    Consent. Each Loan Party (solely in the case of the Limited Loan Parties subject to the limitations set forth in Schedule I) hereby consents to this Agreement and the transactions contemplated hereby. Each of the parties hereto hereby acknowledges and agrees that each amendment to the Credit Agreement set forth in Section 3A is a Permitted Amendment.
SECTION 4.    Post-Effective Matters. Within the time periods set forth in Schedule II or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule II shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule II, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.
SECTION 5.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement. The Administrative Agent shall promptly notify the Borrowers and the Lenders of the occurrence of the CP Date and the Section 4 Effective Date, and such notices shall be conclusive and binding.
SECTION 6.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
SECTION 7.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
SECTION 9.    Jurisdiction; Consent to Service of Process. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court; provided that solely for the purpose of enforcement of the rights of the Administrative Agent, any Collateral Agent and any Lender under this Agreement in Austria, each Loan Party hereby irrevocably and unconditionally also submits, for itself and its property to the jurisdiction of the courts of England. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.
(i)    Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(ii)    Each party to this Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
(iii)    Each Loan Party hereby irrevocably designates and appoints RGHI as its authorized agent upon which process may be served in any action, suit or proceeding arising out of or relating to this Agreement that may be instituted by the Administrative Agent, any Collateral Agent or any Lender in any Federal or state court in the State of New York. Each Loan Party hereby agrees that service of any process, summons, notice or document by U.S. registered mail addressed to RGHI, with written notice of said service to such Loan Party at the address set forth in Section 9.01 of the Credit Agreement shall be effective service of process for any action, suit or proceeding brought in any such court.
SECTION 10.    Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 11.    Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement shall apply to this Agreement as if incorporated herein mutatis mutandis.
SECTION 12.    Successors and Assigns. This Agreement and the Credit Agreement as amended hereby, shall bind and inure to the benefit of each of the parties hereto and each of their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by /s/ Jeffrey Tate

Name: Jeffrey Tate
Address: 919 3rd Ave, New York, NY
Occupation: Attorney

REYNOLDS GROUP HOLDINGS INC.
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

Austria

SIG AUSTRIA HOLDING GMBH
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG COMBIBLOC GMBH
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG COMBIBLOC GMBH & CO. KG REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH
By:
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

Brazil

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG BEVERAGES BRASIL LTDA.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG COMBIBLOC DO BRASIL LTDA.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Authorized Signatory

Canada

EVERGREEN PACKAGING CANADA LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Authorised Signatory

PACTIV CANADA INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Authorised Signatory

Canada

REYNOLDS CONSUMER PRODUCTS CANADA INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Authorised Signatory

Germany

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Germany

SIG COMBIBLOC GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Germany

SIG EURO HOLDING AG & CO. KGAA
towards all parties to this Agreement other than SIG Schweizerische Industrie-Gesellschaft AG, acting through its general partner (Komplementär) SIG Schweizerische Industrie-Gesellschaft AG

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

towards SIG Schweizerische Industrie-Gesellschaft AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as a representative without power of attorney (Vertreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

/s/ Dieter Koch
Name: Dieter Koch
Title: Member of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Germany

SIG BETEILIGUNGS GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory
PACTIV-OMNI GERMANY HOLDINGS GMBH
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 165957 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) V S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.603

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) VI S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 173.602 and with a share capital of EUR 55,012,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Luxembourg

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

Mexico

CSI EN ENSENADA, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Mexico

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

Mexico

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorized Signatory
The Netherlands

CLOSURE SYSTEMS INTERNATIONAL B.V.
By
/s/ Carl John Getz
Name: Carl John Getz
Title: Director A

By
/s/ E. Jongsma /s/ Maria M.A. Princen
Name: E Jongsma Maria M.A. Princen
Title: Director B

EVERGREEN PACKAGING INTERNATIONAL B.V.
By
/s/ Carl John Getz
Name: Carl John Getz
Title: Director B

By
/s/ E. Jongsma /s/ Maria M.A. Princen
Name: E Jongsma Maria M.A. Princen
Title: Director A

REYNOLDS PACKAGING INTERNATIONAL B.V.
By
/s/ Carl John Getz
Name: Carl John Getz
Title: Director A
By
/s/ E. Jongsma /s/ Maria M.A. Princen
Name: E Jongsma Maria M.A. Princen
Title: Director B
New Zealand

WHAKATANE MILL LIMITED
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Authorised Signatory

and witnessed by /s/ Jeffrey Tate

Name: Jeffrey Tate
Address: 919 3rd Ave, New York, NY
Occupation: Attorney

Switzerland

SIG ALLCAP AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG COMBIBLOC GROUP AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG COMBIBLOC PROCUREMENT AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

Switzerland

SIG TECHNOLOGY AG
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

Thailand

SIG COMBIBLOC LTD.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Attorney

United States

BAKERS CHOICE PRODUCTS, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary and Vice President

BEVERAGE PACKAGING HOLDINGS II ISSUER INC.

By
/s/ Allen Philip Hugli
Name: Allen Philip Hugli
Title: Vice President and Treasurer

BLUE RIDGE HOLDING CORP.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

United States

BRPP, LLC. BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

BLUE RIDGE PAPER PRODUCTS INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

United States

CLOSURE SYSTEMS INTERNATIONAL INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CSI MEXICO LLC
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

CSI SALES & TECHNICAL SERVICES INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

EVERGREEN PACKAGING INC.
By
/s/ John C. Pekar
Name: John C. Pekar
Title: Vice President and Secretary

United States

GPACSUB LLC
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

GPC HOLDINGS LLC
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

United States

GPC OPCO GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GPC SUB GP LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING COMPANY INC.
By
/s/ Joseph B. Hanks
Name: Joseph B. Hanks
Title: Vice President and Secretary

United States

GRAHAM PACKAGING COMPANY, L.P.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING GP ACQUISITION LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY
BY: BCP/GRAHAM HOLDINGS L.L.C., its General Partner By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING LC, L.P.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

GRAHAM PACKAGING LP ACQUISITION LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PET TECHNOLOGIES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PLASTIC PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PX COMPANY
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

GRAHAM PACKAGING PX HOLDING CORPORATION
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM PACKAGING PX, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

GRAHAM RECYCLING COMPANY, L.P.
By: GPC SUB GP LLC, its General Partner

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President and Assistant Secretary

United States

PACTIV INTERNATIONAL HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

PACTIV LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Vice President

PACTIV MANAGEMENT COMPANY LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

PACTIV PACKAGING INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Assistant Secretary

United States

PCA WEST INC.
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President

United States

RENPAC HOLDINGS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

REYNOLDS CONSUMER PRODUCTS LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President and Treasurer

REYNOLDS GROUP ISSUER LLC
By
/s/ Allen Phillip Hugli
Name: Allen Phillip Hugli
Title: Vice President and Treasurer

REYNOLDS MANUFACTURING, INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

United States

REYNOLDS PRESTO PRODUCTS INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

REYNOLDS SERVICES INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Secretary

SIG COMBIBLOC INC.
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

SIG HOLDING USA, LLC
By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

United States

SOUTHERN PLASTICS, INC.
By
/s/ Stephanie A.H. Blackman
Name: Stephanie A.H. Blackman
Title: Secretary

TRANS WESTERN POLYMERS, INC.
By
/s/ Joseph E. Doyle
Name: Joseph E. Doyle
Title: Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
by
/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

by
/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

Limitations
Each Loan Party incorporated or otherwise organized under the laws of any jurisdiction other than the United States or any state thereof or Luxembourg (other than Holdings) and any Loan Party as may be agreed by the Administrative Agent acting in its sole discretion (each a “Limited Loan Party”, and collectively, the “Limited Loan Parties”) is only a signatory to this Agreement for the purpose of giving its assent to the amendments to the Credit Agreement made by this Agreement (and for no other purpose whatsoever). It is expressly agreed by all parties to this Agreement that, notwithstanding that each such Limited Loan Party is a signatory to this Agreement, none of the Limited Loan Parties is (by so being a signatory) consenting to, confirming or otherwise acknowledging, and no Limited Loan Party shall be held liable for, any extension whatsoever of its obligations and liabilities under the Credit Agreement or any other Loan Document (in its capacity as a Loan Party or otherwise) in excess of, or in addition to, such obligations and liabilities as they existed with respect to such Limited Loan Party immediately prior to the Effective Date.
The Administrative Agent and the Lenders party hereto hereby agree that there shall be no breach of any representation, warranty or covenant in the Credit Agreement or any other Loan Documents as a result of the fact that any such representation or warranty made by or with respect to (a) a Limited Loan Party or (b) a Limited Loan Party Shareholder (but only in respect of a Limited Collateral Agreement), required in any Loan Document or in any document required by any Loan Document would be untrue or incorrect (or any such covenant would be unable to be satisfied) by virtue of the fact that (i) all necessary corporate or other action may not yet have been taken to approve or authorize the extension by such Limited Loan Party of any obligation or liability on its part in respect of this Agreement (save for the purpose referred to in the first paragraph above) or the Reaffirmation Agreement referred to herein or any other amendment, supplement, or confirmation of any existing Loan Document as referred to in Section 5(a)(vi) of this Agreement or any matters relating thereto, (ii) all necessary corporate or other action may not yet have been taken by a Limited Loan Party Shareholder to approve or authorize the extension by it of its obligations under any Limited Collateral Agreement to which it is a party, or otherwise in respect of this Agreement or (iii) any existing guarantee or security interest in the Collateral (a) provided by such Limited Loan Party or (b) provided by a Limited Loan Party Shareholder under a Limited Collateral Agreement may not be legal, valid or enforceable in respect of Bank Obligations in respect of this Agreement or any such security interest is not a first priority Lien and perfected in respect thereof, and no Default or Event of Default shall be deemed to have occurred as a result thereof, provided that the Loan Parties are otherwise in compliance with the obligations under Section 9 of this Agreement.
For the purposes of this Schedule II, “Limited Collateral Agreement” shall mean a Collateral Agreement entered into by a Loan Party (a “Limited Loan Party Shareholder”) in respect of the equity, stock or other membership interests of a Limited Loan Party.

Post-Effectiveness Matters

Holdings shall cause, within 90 days after the CP Date (or such later date as the Administrative Agent in its sole discretion may permit), and subject to the Agreed Security Principles, each Limited Loan Party that has not theretofore been released from all of its obligations as a Guarantor under the Credit Agreement to take any and all actions reasonably requested by the Administrative Agent to confirm and acknowledge (in particular but not limited to by way of confirmation agreements) that its guarantee of the Bank Obligations (with respect to each such Loan Party) and its other security granted (with respect to each such Loan Party) continue in full force and effect, in each case subject to any limitations contained therein or in Schedule 10.03 of the Amended Credit Agreement, in respect of the Bank Obligations under the Amended Credit Agreement and the other Loan Documents.